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                                                                  EXHIBIT 23(b)

                             ACCOUNTANTS' CONSENT

The Board of Directors
Pfizer Inc.:

  We consent to the use of our audit report dated February 27, 1997 on the consolidated financial statements of Pfizer Inc. and subsidiary companies as of December 31, 1996, 1995 and 1994, and for each of the years then ended, incorporated in the Registration Statement on Form S-8 by reference.


                                          /s/ KPMG Peat Marwick LLP
                                          KPMG PEAT MARWICK LLP

New York, New York
September 25, 1997